Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—2.0%
Interpublic Group of Cos., Inc. (The)	499,900	$8,333
Consumer Discretionary—1.0%
Cooper Tire & Rubber Co.	50,100	1,588
Gentex Corp.	96,400	2,483
		4,071

Consumer Staples—3.3%
Calavo Growers, Inc.	98,800	6,547
Energizer Holdings, Inc.	61,844	2,421
Reynolds Consumer Products, Inc.	153,500	4,700
		13,668

Financials—24.9%
AMERISAFE, Inc.	51,561	2,957
Artisan Partners Asset Management, Inc. Class A	62,046	2,419
Bank of Hawaii Corp.	122,230	6,175
Cathay General Bancorp	159,253	3,453
Evercore, Inc. Class A	178,362	11,676
First American Financial Corp.	339,588	17,288
First Hawaiian, Inc.	542,400	7,848
First Interstate BancSystem, Inc. Class A	185,449	5,907
Hanover Insurance Group, Inc. (The)	78,147	7,282
Horace Mann Educators Corp.	143,492	4,793
Kemper Corp.	259,697	17,355
SLM Corp.	1,937,537	15,675
		102,828

Health Care—8.3%
Bruker Corp.	155,300	6,173
	Shares	Value

Health Care—continued
CONMED Corp.	118,000	$9,283
Hill-Rom Holdings, Inc.	186,696	15,591
PerkinElmer, Inc.	26,100	3,276
		34,323

Industrials—18.8%
Apogee Enterprises, Inc.	113,376	2,423
EnerSys	148,316	9,955
EnPro Industries, Inc.	57,824	3,262
Pentair plc	371,600	17,008
Quanta Services, Inc.	394,700	20,864
Ritchie Bros. Auctioneers, Inc.	128,910	7,638
Stantec, Inc.	181,100	5,494
Tennant Co.	31,011	1,872
Tetra Tech, Inc.	58,700	5,606
Wabash National Corp.	305,863	3,658
		77,780

Information Technology—18.1%
Brooks Automation, Inc.	45,100	2,086
Dolby Laboratories, Inc. Class A	81,369	5,393
Entegris, Inc.	80,200	5,962
FLIR Systems, Inc.	236,100	8,464
Littelfuse, Inc.	44,747	7,936
MKS Instruments, Inc.	77,784	8,497
Monolithic Power Systems, Inc.	44,197	12,358
National Instruments Corp.	174,400	6,226
Power Integrations, Inc.	320,020	17,729
		74,651

Materials—8.8%
AptarGroup, Inc.	158,651	17,959
Ashland Global Holdings, Inc.	117,200	8,312
Sensient Technologies Corp.	29,800	1,721
	Shares	Value

Materials—continued
W.R. Grace & Co.	203,042	$8,180
		36,172

Real Estate—14.0%
American Campus Communities, Inc.	181,464	6,337
CubeSmart	145,500	4,701
Healthcare Realty Trust, Inc.	307,700	9,268
Healthcare Trust of America, Inc. Class A	692,400	18,002
Physicians Realty Trust	1,102,178	19,740
		58,048

Utilities—0.4%
IDACORP, Inc.	19,400	1,550
Total Common Stocks (Identified Cost $366,295)		411,424

Total Long-Term Investments—99.6% (Identified Cost $366,295)		411,424

TOTAL INVESTMENTS—99.6% (Identified Cost $366,295)		$411,424
Other assets and liabilities, net—0.4%		1,618
NET ASSETS—100.0%		$413,042

Country Weightings†
United States	93%
Ireland	4
Canada	3
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$411,424	$411,424
Total Investments	$411,424	$411,424
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Schedule of Investments

CEREDEX SMALL-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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